Exhibit 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of RMB Investors Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of RMB Investors Trust for the year ended December 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of RMB Investors Trust for the stated period.

/s/ Christopher M. Graff Christopher M. Graff, President RMB Investors Trust	/s/ Maher Harb Maher Harb, Chief Financial Officer and Treasurer RMB Investors Trust
Dated: March 9, 2020

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by RMB Investors Trust for purposes of Section 18 of the Securities Exchange Act of 1934.